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                          MFS(R)/SUN LIFE SERIES TRUST:

                      MASSACHUSETTS INVESTORS TRUST SERIES

                                TECHNOLOGY SERIES

                      SUPPLEMENT TO THE CURRENT PROSPECTUS

Effective immediately, for each series listed above, the Portfolio Managers section of the Prospectus with respect to such series is hereby restated as follows:

Portfolio Management

The MASSACHUSETTS INVESTORS TRUST SERIES is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., a Senior Vice President of MFS, and T. Kevin Beatty, a Vice President of MFS. Mr. Laupheimer has been a portfolio manager of the series since 1992 and has been employed in the investment management area of MFS since 1981. Mr. Beatty has been a portfolio manager of the series since 2004 and has been employed in the investment management area of MFS since 2002. Prior to joining MFS, Mr. Beatty was an Equity Analyst and Sector Head at State Street Research Management Co., where he was employed from 1999 to 2002. Mr. Laupheimer has announced his retirement from MFS effective on or about May 31, 2005. Effective May 1, 2005, Nicole M. Zatlyn, a Vice President of MFS, will become a portfolio manager of the series. Ms. Zatlyn has been employed in the MFS investment management area of MFS since 2001. Prior to joining MFS, Ms. Zatlyn was an Investment Analyst at Bowman Capital Management, where she was employed from 1999 to 2001.

The TECHNOLOGY SERIES is managed by a team of technology research analysts with Telis D. Bertsekas, an Investment Officer of MFS, primarily responsible for day-to-day management. Mr. Bertsekas has been employed in the investment management area of MFS since 2004. Prior to joining MFS, Mr. Bertsekas was a Technology Analyst and Portfolio Manager at American Express, where he was employed from 2002 to 2004 and a Portfolio Manager at Fidelity Investments, where he was employed from 1997 to 2000.



                  THE DATE OF THIS SUPPLEMENT IS MARCH 3, 2005.